UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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 THE EASTERN COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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For Immediate Release

INDEPENDENT PROXY ADVISORY FIRM ISS RECOMMENDS SHAREHOLDERS VOTE THE BLUE PROXY
CARD FOR THE EASTERN COMPANY BOARD NOMINEES

NAUGATUCK, CONN – (May 8, 2015) – The Eastern Company (NASDAQ: EML) today announced that the leading independent proxy advisory firm Institutional Shareholder Services (“ISS”) has recommended that Eastern Company shareholders vote “FOR” the Company’s director nominees on the BLUE proxy card at the Company’s 2015 Annual Meeting of Shareholders on May 20, 2015.

ISS recommends that shareholders vote “FOR” the election of The Eastern Company’s director nominees, Samantha Allison and David C. Robinson, and “do not vote” for either of the two nominees proposed by Barington Companies Equity Partners, L.P. and certain of its affiliates (“Barington”).

“[Barington] has not made a compelling case that additional, shareholder-directed change at the board level is warranted,” ISS stated in its May 7, 2015 report1.   Specifically, the ISS Report states that when analyzing proxy contests, ISS requires that a dissident prove that the dissident slate “will add value to board deliberations of the issues at hand.”   Barington did not meet this standard.  Further, ISS found “no compelling evidence on the operating and financial issues” raised by Barington.  ISS also commented that Barington’s comparisons of Eastern’s total shareholder return, return on invested capital and EBITDA growth with a peer group provided by a third party were flawed because most of the members of the peer group have little or no business overlap with Eastern's business segments.  Eastern compares more favorably to a weighted-average peer group devised by ISS of companies with greater similarity to Eastern, according to the ISS report.

Commenting on the report, Leonard F. Leganza, Chairman, President and Chief Executive Officer, stated:  “We are pleased that ISS supports the election of The Eastern Company’s highly qualified and experienced director nominees, Samantha Allison and David Robinson.  The ISS recommendation further reinforces our belief that we have a strong Board committed to the right actions for the long-term benefit of our Company and all of our shareholders.  We are, however, disappointed that Glass Lewis, another independent proxy advisory firm, accepted Barington’s flawed peer group comparison and did not share ISS’s support of the Company’s nominees.”

Eastern shareholders are reminded that their vote is extremely important, no matter how many or how few shares they own.  The Eastern Company Board strongly urges shareholders to protect the value of their investment by voting on the BLUE proxy card “FOR” The Eastern Company director nominees, Samantha Allison and David C. Robinson.  Shareholders who have previously submitted proxy votes in favor of the dissident’s nominees can change their votes to favor Eastern’s nominees by submitting the BLUE proxy card (see instructions below).

____________________________________
1 ISS Report, dated May 7, 2015.  Permission to use quotations from the ISS report was neither sought nor obtained.

YOUR BOARD URGES YOU TO SUPPORT THE EASTERN COMPANY AND ITS BUSINESS STRATEGY BY VOTING IN FAVOR OF THE BOARD’S NOMINEES USING THE BLUE PROXY CARD.

Barington is soliciting proxies for its nominees using a WHITE proxy card. Your Board DOES NOT endorse any Barington nominee.

●	Your Board urges you to disregard any WHITE proxy card or solicitation materials that may be sent to you by Barington.

●
If you have previously submitted a WHITE proxy card sent to you by Barington, your Board urges you to revoke that proxy by voting in favor of the Board’s nominees by using the BLUE proxy card which accompanies this letter.

For more information about our nominees, voting instructions and other important information related to the 2015 Annual Meeting, please consult our definitive proxy statement and related proxy materials or call our proxy solicitor, Georgeson, Inc., toll-free at 888-549-6618. Further information about the 2015 Annual Meeting can also be found at www.eastern2015meeting.com.

If you have any questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor: Toll-free number: 888-549-6618 E-mail address: EasternCompany@georgeson.com

Important Additional Information

The Eastern Company (the “Company”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2015 Annual Meeting of Shareholders.  Information regarding the names of the Company’s directors and executive officers is set forth in the Company’s definitive proxy statement for the 2015 Annual Meeting of Shareholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2015 and in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015, filed with the SEC on March 13, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other related materials to be filed with the SEC when they become available.

The Company has filed a definitive proxy statement and BLUE proxy card and other related materials with the SEC in connection with the solicitation of proxies for the Company’s 2015 Annual Meeting of Shareholders. COMPANY SHAREHOLDERS AND OTHER INVESTORS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND BLUE PROXY CARD AND OTHER RELATED MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

These documents, including any proxy statement (and amendments or supplements thereto) and other related materials filed by the Company with the SEC, are available for no charge at the SEC's website at www.sec.gov and at the Company’s website at www.easterncompany.com. Copies may also be obtained by contacting The Eastern Company Investor Relations by mail at 112 Bridge Street, P.O. Box 460, Naugatuck, CT 06770 or by telephone at 203-729-2255.

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the 2015 Annual Meeting of Shareholders and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including those set forth in the Company’s reports and filings with the Securities and Exchange Commission. The Company is not obligated to update or revise any forward-looking statements as a result of developments occurring after the date of this document.

About the Company

The Eastern Company is a 156-year-old manufacturer of industrial hardware, security products and metal castings. It operates from 12 locations in the U.S., Canada, Mexico, Taiwan and China. The diversity of the Company’s products helps it to respond to the changing requirements of a broad array of markets.  More information on the Company can be found at www.easterncompany.com

The Eastern Company
Leonard F. Leganza or John L. Sullivan III, 203-729-2255